UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2020

NGL ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136
(Address of principal executive offices) (Zip Code)

(918) 481-1119
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common units representing Limited Partner Interests	NGL	New York Stock Exchange
Fixed-to-floating rate cumulative redeemable perpetual preferred units	NGL-PB	New York Stock Exchange
Fixed-to-floating rate cumulative redeemable perpetual preferred units	NGL-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.	Other Events.

NGL Energy Partners LP (“NGL”) is filing this Current Report on Form 8-K to update the presentation of its historical financial statements to reflect the formalized plan and approval to divest its refined products marketing business in the mid-continent region of the Units States (“Mid-Con”) and its gas blending business in the southeastern and eastern regions of the United States (“Gas Blending”) on its previously filed financial statements and other disclosures included in NGL’s Annual Report on Form 10-K for the year ended March 31, 2019 (the “2019 Annual Report”) filed with the U.S. Securities and Exchange Commission (“SEC”). This presentation is consistent with NGL’s financial statements filed in its most recent Quarterly Report on Form 10-Q, which includes the Mid-Con and Gas Blending businesses as discontinued operations. Certain items of NGL’s 2019 Annual Report were subsequently updated in a Current Report on Form 8-K filed with the SEC on November 22, 2019 (“Prior Form 8-K”) related to the sale of TransMontaigne Product Services, LLC (“TPSL”) and associated assets.

On January 3, 2020, NGL completed the sale of its Mid-Con business. The business was sold to a third-party that purchased the inventory and open derivative positions and assumed NGL’s obligations under certain system storage agreements. NGL retained all of the outstanding accounts receivable and accounts payable balances associated with this business that related to transactions prior to the closing date. Prior to the sale, Mid-Con made up a portion of NGL’s Refined Products and Renewables segment. In the financial statements and related disclosures included in this Current Report on Form 8-K, the results of Mid-Con and Gas Blending are reflected as discontinued operations and certain assets and liabilities, particularly inventory, derivatives and leases, related to these two businesses have been classified as held for sale on the consolidated balance sheets as of March 31, 2019 and 2018, income from discontinued operations on the consolidated statements of operations for the three years ended March 31, 2019 and as net cash flows provided by (used in) operating, investing and financing activities for the three years ended March 31, 2019. Prior period results have been revised to reflect this presentation with assets and liabilities held for sale and discontinued operations. The reporting of assets and liabilities held for sale and discontinued operations had no impact on total consolidated assets, liabilities or equity, on total consolidated net income (loss) or total cash flows for any of the periods presented.

The following items of the 2019 Annual Report and Prior Form 8-K (collectively, the “Revised Sections”) are being revised in their entirety as reflected in Exhibit 99.1 to this Current Report on Form 8-K:

Part II, Item 6. Selected Financial Data;

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk; and

Part II, Item 8. Financial Statements and Supplementary Data.

The Revised Sections are being filed as Exhibit 99.1 to this Current Report on Form 8-K and are hereby incorporated by reference herein. The disclosures filed as Exhibit 99.1 supersede the corresponding portions of the 2019 Annual Report and Prior Form 8-K, as specified in such exhibit. No Items of the 2019 Annual Report and Prior Form 8-K, other than those identified above, are being revised by this filing. Information in the 2019 Annual Report and Prior Form 8-K are generally stated as of March 31, 2019, and this filing does not reflect any subsequent information or events other than the changes described above. Without limitation of the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2019 Annual Report and Prior Form 8-K, for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More recent information is contained in NGL’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2019, September 30, 2019 and December 31, 2019 and other filings made by NGL with the SEC. Accordingly, this Current Report on Form 8-K should be read in conjunction with the 2019 Annual Report, the Prior Form 8-K, the Quarterly Reports on Form 10-Q and other filings made by NGL with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP
99.1
NGL Energy Partners LP Consolidated Financial Statements, related notes, Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosures About Market Risk

101	Cover Page formatted as Inline XBRL
101.INS*	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH*	Inline XBRL Schema Document
101.CAL*	Inline XBRL Calculation Linkbase Document
101.DEF*	Inline XBRL Definition Linkbase Document
101.LAB*	Inline XBRL Label Linkbase Document
101.PRE*	Inline XBRL Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*
The following documents are formatted in Inline XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets at March 31, 2019 and 2018, (ii) Consolidated Statements of Operations for the years ended March 31, 2019, 2018, and 2017, (iii) Consolidated Statements of Comprehensive Income (Loss) for the years ended March 31, 2019, 2018, and 2017, (iv) Consolidated Statements of Changes in Equity for the years ended March 31, 2019, 2018, and 2017, (v) Consolidated Statements of Cash Flows for the years ended March 31, 2019, 2018, and 2017, and (vi) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP
	By:	NGL Energy Holdings LLC,
its general partner
Date: February 19, 2020		By:	/s/ Robert W. Karlovich III
Robert W. Karlovich III
Chief Financial Officer